UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Bond Fund

September 30, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 14, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the annual reporting period ended September 30, 2012.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities. The Fund may invest in a broad range of fixed income securities in both developed and emerging markets. The Fund may invest across all fixed income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed income securities (commonly known as “junk bonds”). The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) Global Aggregate Bond Index (U.S. dollar hedged).

The Fund’s Class A shares outperformed the benchmark for the six- and 12-month periods ended September 30, 2012, before sales charges. During both periods, country allocation, sector positioning and security selection contributed positively. Within country allocation, an overweight to the UK and South Africa, and an underweight to Japan contributed positively. Within sector positioning, overweights to U.S. corporates and commercial mortgage-backed securities (“CMBS”) were

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

positive, along with exposure to high yield corporates, bank loans and emerging market sovereigns. An overweight to U.S. Treasuries detracted for the 12-month period. Within the Fund’s security selection, an overweight to financials within corporate holdings added to returns for both periods; selections within agency mortgage positions were positive, while an underweight to peripheral European governments detracted.

Derivative instruments including interest rate swaps and Treasury futures for hedging and investment purposes were utilized in order to manage duration and yield curve positioning. Overall yield curve positioning detracted for the six-month period and was flat for the 12-month period. The Fund also utilized currency forwards for both hedging and non-hedging purposes during both periods; overall currency positioning detracted for the six-month period and had an immaterial impact for the 12-month period. The Fund utilized leverage through repurchase agreements at favorable rates, and was able to reinvest the proceeds into higher yielding securities. The Fund’s use of leverage was a positive contributor for both periods.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period ended September 30, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. The swings between “risk on” and “risk off” throughout the period reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies, such as China and Brazil, were heading for a hard or soft landing.

Investor confidence improved in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro-area crisis and after signs of improving economic momentum, particularly in the U.S., buoyed markets. In the second quarter of 2012, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell significantly, with U.S. Treasury and German bund yields setting new record lows.

Toward the end of the 12-month period, global risk aversion eased once again, prompted by positive central bank policy initiatives. The ECB announced a bond purchase program to support financial market stability in the euro area, while yields on ten-year European government bonds, including those of countries at the center of the sovereign debt crisis, fell. In the U.S., a third round of quantitative easing by the Federal Reserve was also positive for broad market sentiment. Officials indicated that the current low interest rate regime would likely last until the middle of 2015; previously, it had been expected to run until the end of 2014. For the 12-month period, government securities generally underperformed against risk assets, which gained in value and corporate bond spreads narrowed.

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC Global Aggregate Bond Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	3.88%	7.19%

Class B*	3.50%	6.39%

Class C	3.51%	6.42%

Advisor Class**	4.04%	7.51%

Class R**	3.71%	6.82%

Class K**	3.92%	7.30%

Class I**	4.06%	7.56%

BC Global Aggregate Bond Index (U.S. dollar hedged)	3.53%	5.69%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Fund Class A shares (from 9/30/02 to 9/30/12) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			1.45%
1 Year	7.19%	2.65%
5 Years	6.35%	5.43%
10 Years	8.33%	7.86%

Class B Shares			0.86%
1 Year	6.39%	3.39%
5 Years	5.61%	5.61%
10 Years(a)	7.87%	7.87%

Class C Shares			0.88%
1 Year	6.42%	5.42%
5 Years	5.60%	5.60%
10 Years	7.55%	7.55%

Advisor Class Shares‡			1.78%
1 Year	7.51%	7.51%
Since Inception†	6.49%	6.49%

Class R Shares‡			1.21%
1 Year	6.82%	6.82%
Since Inception†	5.93%	5.93%

Class K Shares‡			1.54%
1 Year	7.30%	7.30%
Since Inception†	6.25%	6.25%

Class I Shares‡			1.84%
1 Year	7.56%	7.56%
Since Inception†	6.53%	6.53%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.95%, 1.68%, 1.65%, 0.65%, 1.29%, 1.00% and 0.59% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

†	Inception date: 11/5/07.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	2.65%
5 Years	5.43%
10 Years	7.86%

Class B Shares
1 Year	3.39%
5 Years	5.61%
10 Years(a)	7.87%

Class C Shares
1 Year	5.42%
5 Years	5.60%
10 Years	7.55%

Advisor Class Shares‡
1 Year	7.51%
Since Inception†	6.49%

Class R Shares‡
1 Year	6.82%
Since Inception†	5.93%

Class K Shares‡
1 Year	7.30%
Since Inception†	6.25%

Class I Shares‡
1 Year	7.56%
Since Inception†	6.53%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

†	Inception date: 11/5/07.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.80	$4.74	0.93%
Hypothetical**	$1,000	$1,020.35	$4.70	0.93%
Class B
Actual	$1,000	$1,035.00	$8.45	1.66%
Hypothetical**	$1,000	$1,016.70	$8.37	1.66%
Class C
Actual	$1,000	$1,035.10	$8.29	1.63%
Hypothetical**	$1,000	$1,016.85	$8.22	1.63%
Advisor Class
Actual	$1,000	$1,040.40	$3.21	0.63%
Hypothetical**	$1,000	$1,021.85	$3.18	0.63%
Class R
Actual	$1,000	$1,037.10	$6.47	1.27%
Hypothetical**	$1,000	$1,018.65	$6.41	1.27%

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,039.20	$4.33	0.85%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%
Class I
Actual	$1,000	$1,040.60	$3.06	0.60%
Hypothetical**	$1,000	$1,022.00	$3.03	0.60%

*	Expenses are equal to the classes’ annualized expense ratios, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,375.2

*	All data are as of September 30, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Collateralized Mortgage Obligations, Emerging Markets—Corporate Bonds, Emerging Markets—Sovereigns, Local Governments—Municipal Bonds, Local Governments—Provincial Bonds, Options Purchased—Puts, Preferred Stocks and Supranationals.

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

*	All data are as of September 30, 2012. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Australia, China, Colombia, Croatia, Denmark, Euro Zone, Hong Kong, India, Italy, Luxembourg, Mexico, Norway, Peru, Poland, Qatar, Russia, South Korea, Spain, Supranational, Sweden, Switzerland, Ukraine and United Arab Emirates.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2012

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 57.8%
Canada – 1.7%
Canadian Government Bond 2.00%, 12/01/14	CAD	53,613	$55,590,971

Finland – 3.9%
Finland Government Bond 3.375%, 4/15/20	EUR	89,845	132,167,819

Germany – 3.4%
Bundesrepublik Deutschland
3.25%, 7/04/21		19,800	29,712,728
4.25%, 7/04/39		19,400	35,184,514
Series 06 3.75%, 1/04/17		18,000	26,470,770
Series 09 3.25%, 1/04/20		16,000	23,850,939

			115,218,951

Japan – 1.0%
Japan Government Ten Year Bond Series 296 1.50%, 9/20/18	JPY	2,483,850	34,083,903

Mexico – 0.5%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	178,735	15,626,619

Netherlands – 5.5%
Netherlands Government Bond
2.25%, 7/15/22(a)	EUR	11,815	15,909,730
4.00%, 7/15/19(a)		26,530	40,311,746
4.50%, 7/15/17(a)		86,507	130,931,746

			187,153,222

New Zealand – 1.0%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	35,500	34,600,446

South Africa – 2.4%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	616,181	81,562,731

United Kingdom – 14.9%
United Kingdom Gilt
1.00%, 9/07/17	GBP	45,000	73,646,990
1.75%, 1/22/17		102,000	173,068,609
3.75%, 9/07/19		123,091	234,611,059

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.50%, 12/07/42	GBP	10,100	$20,923,758

			502,250,416

United States – 23.5%
U.S. Treasury Bonds 3.75%, 8/15/41(b)	U.S.$	65,000	77,715,625
U.S. Treasury Notes
0.875%, 1/31/17		32,500	32,997,640
1.375%, 9/30/18(b)		75,000	77,367,150
1.50%, 6/30/16(b)		179,000	186,132,076
1.875%, 10/31/17(b)		65,000	68,981,250
2.375%, 6/30/18(b)		100,000	108,937,500
2.50%, 3/31/15(c)		26,612	28,086,065
2.625%, 11/15/20(b)		122,093	134,798,242
3.125%, 4/30/17		70,000	78,110,130

			793,125,678

Total Governments - Treasuries (cost $1,900,488,726)			1,951,380,756

CORPORATES – INVESTMENT GRADES – 22.9%
Industrial – 10.8%
Basic – 1.2%
Alcoa, Inc. 5.40%, 4/15/21		4,500	4,723,452
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20(b)		4,000	4,200,000
Dow Chemical Co. (The)
7.375%, 11/01/29		1,615	2,139,707
8.55%, 5/15/19		3,000	4,022,886
Eastman Chemical Co.
2.40%, 6/01/17		1,109	1,158,250
3.60%, 8/15/22		2,195	2,312,222
International Paper Co. 7.95%, 6/15/18		6,050	7,786,737
Lubrizol Corp. 8.875%, 2/01/19		3,271	4,623,414
Teck Resources Ltd. 2.50%, 2/01/18		1,886	1,894,227
Vale Overseas Ltd. 4.375%, 1/11/22		6,466	6,796,807

			39,657,702

Capital Goods – 0.8%
ADT Corp. (The) 3.50%, 7/15/22(a)		1,888	1,961,430
Embraer SA 5.15%, 6/15/22		2,200	2,361,260
Odebrecht Finance Ltd. 6.00%, 4/05/23(a)		10,142	11,257,620

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Owens Corning 6.50%, 12/01/16	U.S.$	2,913	$3,271,054
Republic Services, Inc. 5.25%, 11/15/21		6,898	8,165,777

			27,017,141

Communications - Media – 1.5%
BSKYB Finance UK PLC 5.75%, 10/20/17(a)	GBP	3,977	7,450,103
CBS Corp.
5.75%, 4/15/20	U.S.$	440	531,355
8.875%, 5/15/19		7,309	9,796,940
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,649	2,462,016
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22		4,900	5,042,414
4.75%, 10/01/14		1,560	1,672,985
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(d)		1,661	1,806,337
Omnicom Group, Inc. 3.625%, 5/01/22		2,719	2,871,811
Time Warner Cable, Inc.
5.875%, 11/15/40		2,000	2,351,878
6.55%, 5/01/37		2,160	2,714,355
7.50%, 4/01/14		4,918	5,399,531
8.25%, 2/14/14		6,030	6,636,323
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,927,071

			51,663,119

Communications - Telecommunications – 1.4%
American Tower Corp. 5.05%, 9/01/20		5,775	6,444,935
AT&T, Inc.
4.45%, 5/15/21		4,259	5,012,098
5.60%, 5/15/18		2,937	3,598,879
Bell Canada 5.00%, 2/15/17(a)	CAD	5,900	6,645,317
British Telecommunications PLC 9.625%, 12/15/30	U.S.$	5,972	9,719,848
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		6,870	7,386,342
United States Cellular Corp. 6.70%, 12/15/33		1,900	1,948,457
Verizon Communications, Inc. 4.60%, 4/01/21		6,908	8,193,800

			48,949,676

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.8%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	$8,505,108
Ford Motor Credit Co. LLC
3.00%, 6/12/17	U.S.$	6,500	6,616,298
5.00%, 5/15/18		1,578	1,722,739
Harley-Davidson Funding Corp.
5.75%, 12/15/14(a)		4,627	5,043,504
6.80%, 6/15/18(a)		4,000	4,953,372

			26,841,021

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.625%, 4/15/31		5,000	6,984,575

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 4.25%, 3/01/22		3,300	3,391,611

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		2,740	3,501,594

Consumer Non-Cyclical – 0.8%
Ahold Finance USA LLC 6.875%, 5/01/29		5,820	7,269,221
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,000	12,670,140
Laboratory Corp. of America Holdings
2.20%, 8/23/17		2,109	2,154,063
3.75%, 8/23/22		1,014	1,061,060
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22		2,999	2,973,958

			26,128,442

Energy – 1.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,863	3,317,353
Apache Corp. 6.90%, 9/15/18		2,950	3,796,806
Marathon Petroleum Corp.
3.50%, 3/01/16		941	997,794
5.125%, 3/01/21		1,667	1,923,610
Nabors Industries, Inc. 9.25%, 1/15/19		2,981	3,901,294
Noble Energy, Inc. 8.25%, 3/01/19		5,000	6,474,055
Noble Holding International Ltd. 4.90%, 8/01/20		515	575,291
Phillips 66 4.30%, 4/01/22(a)		8,070	8,835,503

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)	U.S.$	4,758	$5,125,660
Southwestern Energy Co. 4.10%, 3/15/22(a)		2,200	2,335,060
Transocean, Inc.
2.50%, 10/15/17		3,763	3,782,644
6.375%, 12/15/21		5,500	6,582,510
Weatherford International Ltd./Bermuda 6.00%, 3/15/18		2,631	3,013,405

			50,660,985

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(a)		3,287	3,484,220

Technology – 0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,035	1,186,431
Hewlett-Packard Co. 4.65%, 12/09/21		3,519	3,669,240
Oracle Corp. 5.75%, 4/15/18		8,987	11,152,355
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		8,100	8,351,634
Xerox Corp.
2.95%, 3/15/17		2,823	2,916,876
8.25%, 5/15/14		4,000	4,437,064

			31,713,600

Transportation - Airlines – 0.5%
Southwest Airlines Co.
5.25%, 10/01/14		3,015	3,236,955
5.75%, 12/15/16		4,799	5,486,606
Southwest Airlines Co. 2007-1 Pass Through Trust Series 07-1 6.15%, 8/01/22		6,750	7,695,223

			16,418,784

Transportation - Railroads – 0.5%
Burlington Northern Santa Fe LLC 4.95%, 9/15/41		6,713	7,634,017
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,557,426
CSX Corp. 6.25%, 3/15/18		5,000	6,131,995

			15,323,438

Transportation - Services – 0.4%
Asciano Finance Ltd.
3.125%, 9/23/15(a)		5,345	5,423,513
4.625%, 9/23/20(a)		1,501	1,534,936

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryder System, Inc. 5.85%, 11/01/16	U.S.$	4,332	$4,961,414

			11,919,863

			363,655,771

Financial Institutions – 9.9%
Banking – 6.9%
Banco Bradesco SA/Cayman Islands 5.75%, 3/01/22(a)		6,500	6,945,762
Bank of America Corp.
3.875%, 3/22/17		10,000	10,761,380
5.875%, 2/07/42		2,896	3,385,163
Barclays Bank PLC
5.00%, 9/22/16		3,252	3,611,713
6.625%, 3/30/22(a)	EUR	3,145	4,239,507
BBVA Banco Continental SA 5.00%, 8/26/22(a)(b)	U.S.$	4,224	4,350,708
BNP Paribas SA 4.73%, 4/12/16	EUR	10,500	11,469,071
Citigroup, Inc.
4.50%, 1/14/22	U.S.$	14,515	15,937,209
5.875%, 1/30/42		5,217	6,285,415
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		8,000	8,490,320
DnB Bank ASA 4.75%, 3/08/22(a)	EUR	8,391	11,383,157
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	U.S.$	10,600	12,209,886
7.50%, 2/15/19		3,490	4,328,267
HSBC Holdings PLC 4.00%, 3/30/22		8,000	8,583,336
6.50%, 9/15/37		2,617	3,095,144
Series 2018
9.875%, 4/08/18	GBP	1,550	2,596,310
ING Bank NV 2.00%, 9/25/15(a)	U.S.$	6,300	6,289,402
3.75%, 3/07/17(a)		8,070	8,503,399
JPMorgan Chase & Co. 4.50%, 1/24/22		17,700	19,633,725
JPMorgan Chase Bank NA 0.877%, 5/31/17(e)	EUR	950	1,159,758
Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	607	648,337
Macquarie Group Ltd. 4.875%, 8/10/17(a)		2,580	2,713,902
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	11,547,708
Morgan Stanley 5.625%, 9/23/19		6,900	7,538,105
10.09%, 5/03/17(a)	BRL	13,035	6,924,994

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

National City Bank/Cleveland OH 5.80%, 6/07/17	U.S.$	4,925	$5,763,343
Nordea Bank AB 4.875%, 5/13/21(a)		5,865	6,159,658
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		2,952	3,300,336
Santander Issuances SA Unipersonal Series 23 6.50%, 7/27/19	EUR	5,150	6,187,837
Societe Generale SA 5.20%, 4/15/21(a)	U.S.$	6,263	6,720,825
5.75%, 4/20/16(a)		1,856	1,920,960
Svenska Handelsbanken AB 2.875%, 4/04/17		8,000	8,419,320
UBS AG/Stamford CT 7.625%, 8/17/22		3,988	4,115,180
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		3,202	3,043,165
Vesey Street Investment Trust I 4.404%, 9/01/16		2,822	3,009,147

			231,271,449

Finance – 0.7%
General Electric Capital Corp. 2.30%, 4/27/17		12,650	13,003,441
5.625%, 5/01/18		2,900	3,419,970
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,196,506
SLM Corp. 5.05%, 11/14/14		3,141	3,315,360
7.25%, 1/25/22		2,590	2,900,800
8.00%, 3/25/20		410	473,550

			25,309,627

Insurance – 1.8%
Aflac, Inc. 8.50%, 5/15/19		3,400	4,553,950
Allstate Corp. (The) 6.125%, 5/15/37		8,637	8,896,110
American International Group, Inc. 6.82%, 11/15/37		1,378	1,802,690
CIGNA Corp. 5.125%, 6/15/20		2,185	2,521,995
Coventry Health Care, Inc. 5.95%, 3/15/17		2,175	2,539,832
6.125%, 1/15/15		835	918,607
6.30%, 8/15/14		2,830	3,091,718
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,489	1,964,978
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		2,900	3,257,402
6.30%, 3/15/18		4,935	5,717,982

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 6.45%, 6/01/16	U.S.$	442	$506,673
Lincoln National Corp. 8.75%, 7/01/19		2,958	3,875,802
Markel Corp. 7.125%, 9/30/19		1,420	1,708,770
MetLife, Inc. 4.75%, 2/08/21		2,840	3,291,503
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		4,645	6,355,995
Torchmark Corp. 9.25%, 6/15/19		3,400	4,520,644
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,922,083
WellPoint, Inc. 3.30%, 1/15/23		3,016	3,050,476

			60,497,210

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15		2,804	2,981,692

REITS – 0.4%
Duke Realty LP 6.75%, 3/15/20		2,135	2,565,279
Entertainment Properties Trust 7.75%, 7/15/20		4,389	5,055,834
ERP Operating LP 5.25%, 9/15/14		2,115	2,282,151
HCP, Inc. 5.375%, 2/01/21		3,219	3,672,306

			13,575,570

			333,635,548

Utility – 1.7%
Electric – 0.9%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		7,320	8,057,497
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,998,941
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,214	1,426,908
Integrys Energy Group, Inc. 6.11%, 12/01/66		4,500	4,725,000
Nisource Finance Corp. 6.80%, 1/15/19		7,790	9,405,350
TECO Finance, Inc. 4.00%, 3/15/16		300	324,470
5.15%, 3/15/20		2,970	3,460,876

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Union Electric Co. 6.70%, 2/01/19	U.S.$	2,019	$2,582,111

			31,981,153

Natural Gas – 0.8%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,655,348
DCP Midstream LLC 5.35%, 3/15/20(a)		1,515	1,662,278
9.75%, 3/15/19(a)		1,910	2,455,146
EQT Corp. 8.125%, 6/01/19		2,806	3,396,907
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,116	1,198,830
4.15%, 3/01/22		1,959	2,116,272
Sempra Energy 6.50%, 6/01/16		5,700	6,787,383
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	7,031,330

			26,303,494

			58,284,647

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Abu Dhabi National Energy Co. 5.875%, 12/13/21(a)		1,265	1,471,283
Gazprom OAO Via Gaz Capital SA 9.25%, 4/23/19(a)		2,546	3,316,165
Petrobras International Finance Co. - Pifco 5.375%, 1/27/21		7,500	8,450,782
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(a)		2,936	3,160,017

			16,398,247

Total Corporates - Investment Grades (cost $701,874,873)			771,974,213

MORTGAGE PASS-THROUGHS – 7.8%
Agency Fixed Rate 30-Year – 5.8%
Federal National Mortgage Association
3.50%, TBA		56,000	59,911,250
5.50%, 5/01/38		19,759	21,693,106
6.00%, 11/01/37-6/01/38		22,550	24,958,682
Series 2008 6.00%, 5/01/38		36,918	40,879,392
Series 2011 4.00%, 9/01/41		46,072	49,715,601

			197,158,031

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 2.0%
Federal National Mortgage Association 3.00%, TBA	U.S.$	62,000	$65,720,000

Total Mortgage Pass-Throughs (cost $259,574,184)			262,878,031

GOVERNMENTS – SOVEREIGN AGENCIES – 5.5%
Canada – 5.4%
Canada Housing Trust No 1 2.95%, 3/15/15(a)	CAD	76,000	80,483,776
3.15%, 6/15/14-6/15/15(a)		95,200	101,319,968

			181,803,744

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	442	413,270
2.375%, 5/25/16		5,271	4,875,675

			5,288,945

Total Governments - Sovereign Agencies (cost $174,587,340)			187,092,689

INFLATION-LINKED SECURITIES – 3.8%
Germany – 1.8%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 2.25%, 4/15/13	EUR	45,288	59,284,352

United States – 2.0%
U.S. Treasury Inflation Index 2.50%, 7/15/16 (TIPS)	U.S.$	58,197	67,567,979

Total Inflation-Linked Securities (cost $124,366,325)			126,852,331

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.9%
Non-Agency Fixed Rate CMBS – 2.6%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3 5.921%, 3/15/49		9,100	10,502,547
Series 2007-C6, Class A4 5.888%, 12/10/49		14,000	16,471,000
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	2,958,664
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	12,409,874

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4
5.444%, 3/10/39	U.S.$	7,225	$8,249,664
Series 2007-GG9, Class AM 5.475%, 3/10/39		10,290	10,650,068
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17, Class A4 5.429%, 12/12/43		8,454	9,664,304
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		6,857	6,875,466
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6, Class A4 5.485%, 3/12/51		5,839	6,635,365
Morgan Stanley Capital I, Inc. Series 2007-T27, Class AJ 5.823%, 6/11/42		3,505	3,459,354

			87,876,306

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,223	11,415,570

Total Commercial Mortgage-Backed Securities (cost $92,013,532)			99,291,876

CORPORATES – NON-INVESTMENT GRADES – 2.5%
Industrial – 1.4%
Basic – 0.3%
Calcipar SA 6.875%, 5/01/18(a)		876	869,430
Commercial Metals Co. 6.50%, 7/15/17		4,000	4,200,000
LyondellBasell Industries NV 5.75%, 4/15/24		5,435	6,182,312

			11,251,742

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		6,700	6,968,000
Ball Corp. 5.00%, 3/15/22		4,800	5,028,000

			11,996,000

Communications - Media – 0.0%
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(b)		896	871,360

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)	EUR	2,300	$3,125,563

Consumer Cyclical - Other – 0.2%
Choice Hotels International, Inc. 5.75%, 7/01/22	U.S.$	305	332,450
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)(b)		4,900	5,047,000

			5,379,450

Consumer Non-Cyclical – 0.2%
Boparan Finance PLC 9.875%, 4/30/18(a)	GBP	3,300	5,675,215

Energy – 0.3%
Cimarex Energy Co. 5.875%, 5/01/22	U.S.$	2,296	2,422,280
SandRidge Energy, Inc. 8.125%, 10/15/22(a)		6,500	6,922,500
SESI LLC 6.375%, 5/01/19		858	918,060

			10,262,840

			48,562,170

Financial Institutions – 0.9%
Banking – 0.6%
Barclays Bank PLC 4.875%, 12/15/14	EUR	3,540	3,093,372
Danske Bank A/S 5.684%, 2/15/17	GBP	3,580	4,884,700
DNB Bank ASA 6.012%, 3/29/17		266	420,946
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	4,145	3,966,326
UBS AG/Jersey 4.28%, 4/15/15	EUR	7,000	8,068,829

			20,434,173

Other Finance – 0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)	U.S.$	5,499	5,786,009
iPayment, Inc. 10.25%, 5/15/18		2,630	2,294,675

			8,080,684

			28,514,857

Utility – 0.2%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		2,595	2,858,257

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.1%
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(a)	U.S.$	3,511	$3,686,550

			6,544,807

Total Corporates - Non-Investment Grades (cost $81,650,897)			83,621,834

COVERED BONDS – 2.5%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21(a)	EUR	8,100	11,947,445
Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16		6,000	7,626,936
Bank of Scotland PLC 4.75%, 6/08/22		9,500	14,739,298
BNP Paribas Home Loan SFH 2.20%, 11/02/15(a)	U.S.$	9,054	9,322,904
Caisse de Refinancement de l’Habitat SA 2.60%, 4/26/16	EUR	4,060	5,550,410
Cie de Financement Foncier 4.125%, 10/25/17		10,000	14,504,873
Credit Agricole Home Loan SFH 2.875%, 9/09/16		5,300	7,284,978
Danske Bank A/S 4.125%, 11/26/19		2,350	3,487,754
Dexia Municipal Agency SA 3.50%, 9/16/16		2,600	3,516,639
Societe Generale SFH 3.25%, 6/06/16(a)		4,000	5,555,528

Total Covered Bonds (cost $78,324,501)			83,536,765

GOVERNMENTS – SOVEREIGN BONDS – 1.5%
Croatia – 0.4%
Republic of Croatia 6.25%, 4/27/17(a)	U.S.$	8,000	8,622,863
6.375%, 3/24/21(a)		5,340	5,922,861

			14,545,724

Indonesia – 0.8%
Republic of Indonesia 5.25%, 1/17/42(a)		15,500	17,650,625
7.75%, 1/17/38(a)		5,568	8,296,320

			25,946,945

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Poland – 0.1%
Poland Government International Bond 4.20%, 4/15/20	EUR	2,116	$3,016,316

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(a)	U.S.$	7,036	7,950,680

Total Governments-Sovereign Bonds (cost $43,468,193)			51,459,665

EMERGING MARKETS – TREASURIES – 1.0%
Turkey – 1.0%
Turkey Government Bond 9.00%, 1/27/16 (cost $33,813,215)	TRY	58,800	34,058,033

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Indonesia – 0.4%
Pertamina Persero PT 6.00%, 5/03/42(a)	U.S.$	8,000	8,612,755
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		4,074	4,557,788

			13,170,543

South Korea – 0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a)(b)		8,000	8,405,920

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 5.50%, 3/01/22(a)		7,800	8,736,000

Total Quasi-Sovereigns (cost $27,688,653)			30,312,463

AGENCIES – 0.8%
Agency Subordinated – 0.8%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $24,256,142)		24,389	25,585,037

BANK LOANS – 0.7%
Industrial – 0.5%
Communications - Media – 0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.47%, 7/03/14(e)		1,244	1,184,290

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Clear Channel Communications, Inc. 3.87%, 1/29/16(e)	U.S.$	402	$328,244
Univision Communications, Inc. 4.47%, 3/31/17(e)		1,368	1,350,450

			2,862,984

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(e)		3,083	3,092,859
Las Vegas Sands, LLC 2.72%, 11/23/16(e)		746	742,669

			3,835,528

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.22%, 1/28/15(e)		1,589	1,539,421
Sabre Inc. 5.97%, 9/30/17(e)		1,386	1,374,259

			2,913,680

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corporation 5.50%, 2/28/17(e)		941	949,171

Consumer Non-Cyclical – 0.0%
HCA Inc. 3.47%, 5/01/18(e)		429	428,978
US Foods, Inc. (aka U.S. Foodservice, Inc.) 2.72%, 7/03/14(e)		982	969,288

			1,398,266

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(e)		1,466	1,488,244

Other Industrial – 0.0%
Gavilon Group LLC, The 6.00%, 12/06/16(e)		394	391,289
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 5.50%, 11/14/17(e)		1,000	1,003,540

			1,394,829

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(e)		1,179	1,181,948
Global Cash Access, Inc. 7.00%, 3/01/16(e)		452	453,670
ServiceMaster Company, The 2.72%, 7/24/14(e)		122	121,659
2.73%, 7/24/14(e)		1,229	1,224,769

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

West Corporation 5.50%, 7/15/16(e)	U.S.$	728	$734,038

			3,716,084

Technology – 0.0%
Avaya, Inc. 3.18%, 10/24/14(e)		80	77,298
4.93%, 10/26/17(e)		160	145,782
First Data Corporation 2.97%, 9/24/14(e)		29	28,593
SunGard Data Systems, Inc. (Solar Capital Corp.) 3.84%-4.06%, 2/28/16(e)		469	469,423

			721,096

			19,279,882

Financial Institutions – 0.1%
Finance – 0.1%
iStar Financial, Inc. 7.00%, 6/30/14(e)		3,000	2,994,990

Insurance – 0.0%
Asurion, LLC (fka Asurion Corporation) 5.50%, 5/24/18(e)		943	948,492

Other Finance – 0.0%
Nielsen Finance LLC 2.23%, 8/09/13(e)		4	3,557
3.48%, 5/02/16(e)		392	393,737

			397,294

			4,340,776

Utility – 0.1%
Electric – 0.1%
Texas Competitive Electric Holdings Company, LLC (TXU) 3.73%-3.94%, 10/10/14(e)		2,334	1,731,967

Total Bank Loans (cost $25,330,066)			25,352,625

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.7%
United States – 0.7%
California GO 7.95%, 3/01/36		10,685	12,766,652
Illinois GO 7.35%, 7/01/35		4,440	5,230,542
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		3,400	4,125,186

Total Local Governments-Municipal Bonds (cost $18,817,761)			22,122,380

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.6%
Industrial – 0.5%
Basic – 0.2%
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)	U.S.$	8,139	$8,484,907

Capital Goods – 0.0%
Cemex Espana Luxembourg 9.875%, 4/30/19(a)		1,554	1,588,965

Communications - Telecommunications – 0.2%
Colombia Telecomunicaciones SA ESP 5.375%, 9/27/22(a)		1,643	1,667,645
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		5,000	5,723,500

			7,391,145

Consumer Non-Cyclical – 0.1%
Hypermarcas SA 6.50%, 4/20/21(a)		2,500	2,620,750

			20,085,767

Utility – 0.1%
Electric – 0.1%
DTEK Finance BV 9.50%, 4/28/15(a)		1,867	1,867,000

Total Emerging Markets - Corporate Bonds (cost $21,289,033)			21,952,767

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Non-Agency Floating Rate – 0.2%
Luminent Mortgage Trust Series 2006-6, Class A1 0.417%, 10/25/46(e)		7,757	5,924,322

Non-Agency Fixed Rate – 0.1%
First Horizon Alternative Mortgage Securities Series 2006-AA5, Class A1
2.588%, 9/25/36		2,288	1,607,607
Series 2006-AA7, Class A1 2.547%, 1/25/37		3,132	2,084,833

			3,692,440

Total Collateralized Mortgage Obligations (cost $8,983,401)			9,616,762

EMERGING MARKETS – SOVEREIGNS – 0.3%
Turkey – 0.3%
Turkey Government International Bond 6.25%, 9/26/22 (cost $8,115,474)		8,000	9,573,600

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.3%
PNC Financial Services Group, Inc. 6.125%		325,000	$8,927,750

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(f)		106,950	93,047

Total Preferred Stocks (cost $10,798,750)			9,020,797

		Principal Amount (000)
LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.2%
Canada – 0.2%
Province of Ontario Canada 4.25%, 12/11/13	EUR	925	1,246,403
Province of Quebec Canada 4.25%, 2/27/13		3,525	4,602,731

Total Local Governments - Provincial Bonds (cost $6,035,469)			5,849,134

SUPRANATIONALS – 0.2%
European Investment Bank Zero Coupon, 4/24/13(a)	IDR	27,712,890	2,817,043
7.25%, 2/22/15		24,700,000	2,581,701

Total Supranationals (cost $5,864,037)			5,398,744

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
EUR/USD Expiration: Dec 2012, Exercise Price: EUR 1.26(f)(g)		28,010,000	297,816
EUR/USD Expiration: Dec 2012, Exercise Price: EUR 1.26(f)(g)		34,990,000	446,042

			743,858

Swaptions – 0.0%
IRS USD RTP Swaption 3 Month USD-Libor Expiration: Dec 2012, Exercise Rate: 0.91%(f)(g)		127,470,000	328,490

Total Options Purchased - Puts (cost $1,346,031)			1,072,348

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.14%(h) (cost $86,151,239)	86,151,239	$86,151,239

Total Investments – 115.7% (cost $3,734,837,842)		3,904,154,089
Other assets less liabilities – (15.7)%		(528,982,503)

Net Assets – 100.0%		$3,375,171,586

FUTURES CONTRACTS (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bobl Futures	520	December 2012	$84,116,211	$83,989,325	$(126,886)
Japanese 10 Yr Bond Futures	39	December 2012	71,943,106	72,058,047	114,941

Sold Contracts
U.S. Long Bond Futures (CBT)	2,171	December 2012	324,021,750	324,293,125	(271,375)

					$(283,320)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	IDR	51,401,158	USD	5,328	10/19/12	$(21,793)
Citibank, NA	TRY	61,777	USD	34,237	10/11/12	(89,698)
Citibank, NA	EUR	1,544	USD	1,995	10/24/12	10,545
Citibank, NA	GBP	45,364	USD	73,578	10/24/12	329,016
Citibank, NA	CAD	242,862	USD	248,601	11/09/12	1,772,415
Commonwealth Bank of Australia	NZD	25,444	USD	21,022	10/11/12	(53,770)
Credit Suisse First Boston	TRY	60,772	USD	33,763	10/11/12	(5,534)
Credit Suisse First Boston	USD	34,124	MXN	436,470	10/18/12	(273,764)
Credit Suisse First Boston	EUR	425,602	USD	555,800	10/24/12	8,757,980
Credit Suisse First Boston	USD	16,051	KRW	17,972,780	10/26/12	99,339
Deutsche Bank	NZD	16,762	USD	13,657	10/11/12	(226,755)
Deutsche Bank	MXN	204,177	USD	15,452	10/18/12	(383,290)
Goldman Sachs	BRL	15,362	USD	7,565	10/02/12	(12,502)
Goldman Sachs	USD	7,551	BRL	15,362	10/02/12	27,004
Goldman Sachs	BRL	15,362	USD	7,516	11/05/12	(25,569)
HSBC Securities Inc.	USD	7,367	GBP	4,536	10/24/12	(42,469)
JPMorgan Chase Bank	USD	3,073	ZAR	25,417	10/04/12	(20,208)
JPMorgan Chase Bank	ZAR	534,124	USD	63,289	10/04/12	(868,582)
JPMorgan Chase Bank	GBP	285,015	USD	462,532	10/24/12	2,322,092
JPMorgan Chase Bank	USD	20,778	EUR	15,787	10/24/12	(486,021)

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada	CAD	31,943	USD	32,548	11/09/12	$83,295
Royal Bank of Scotland PLC	USD	33,712	TRY	60,994	10/11/12	179,174
Royal Bank of Scotland PLC	EUR	162,872	USD	200,003	10/17/12	(9,326,531)
Royal Bank of Scotland PLC	USD	74,870	EUR	57,287	10/24/12	(1,236,140)
Standard Chartered Bank	BRL	15,362	USD	7,451	10/02/12	(127,163)
Standard Chartered Bank	USD	7,565	BRL	15,362	10/02/12	12,501
Standard Chartered Bank	SGD	20,155	USD	16,452	10/05/12	28,286
Standard Chartered Bank	USD	16,202	SGD	20,251	10/05/12	299,622
Standard Chartered Bank	JPY	10,411,031	USD	133,704	11/16/12	247,834
UBS Securities LLC	ZAR	171,980	USD	20,851	10/04/12	193,233
UBS Securities LLC	EUR	8,490	USD	10,933	10/24/12	19,807

						$1,182,354

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
BNP Paribas	AUD	314,500	6/29/14	3.10%	3 Month BBSW	$(580,044)
JPMorgan Chase Bank, NA		$98,670	9/13/14	3 Month LIBOR	0.40%	43,256
JPMorgan Chase Bank, NA		167,230	9/13/17	0.82%	3 Month LIBOR	(449,880)
JPMorgan Chase Bank, NA		68,560	9/13/22	3 Month LIBOR	1.78%	554,896

						$(431,772)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2012
Barclays Capital Inc.†	(1.25	)%*	—	$814,028
Barclays Capital Inc.†	(0.63	)%*	—	1,107,795
Barclays Capital Inc.†	(0.50	)%*	—	2,106,747
Credit Suisse Securities†	(0.75	)%*	—	717,338
Credit Suisse Securities†	(0.63	)%*	—	1,142,908
Credit Suisse Securities†	(0.50	)%*	—	3,111,895
Goldman Sachs and Co.	0.23%		10/15/12	10,387,124
Goldman Sachs and Co.	0.24%		11/05/12	10,723,938
HSBC	0.22%		10/03/12	44,363,009
HSBC	0.22%		10/10/12	10,414,600
HSBC	0.22%		10/17/12	48,160,299
HSBC	0.24%		11/05/12	51,883,992
HSBC	0.25%		10/10/12	10,439,022
ING Bank Amsterdam†	(0.25	)%*	—	2,008,121
Jefferies & Company, Inc.	0.24%		10/04/12	25,881,922
JPMorgan Chase Bank†	(0.25	)%*	—	944,934
JPMorgan Chase Bank†	(0.25	)%*	—	526,162
Nomura International PLC†	(0.25	)%*	—	2,104,693
UBS Securities LLC	0.21%		10/22/12	64,853,385
UBS Securities LLC	0.22%		11/07/12	78,167,775

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Portfolio of Investments

Broker	Interest Rate	Maturity	U.S. $ Value at September 30, 2012
UBS Securities LLC	0.24%	10/10/12	$15,585,301

			$385,444,988

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2012

*	Interest payment due from counterparty.

UNFUNDED LOAN COMMITMENTS

As of September 30, 2012, the Fund had the following unfunded loan commitment of $8,200,000, which may be drawn at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost			Value
General Motors Holding, LLC Revolver LIBOR+2.75%, 10/27/15	$8,200,000	$	– 0	–	$(297,250)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $716,248,776 or 21.2% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $386,187,348.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,159,875.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2012.

(e)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.

(f)	Non-income producing security.

(g)	One contract relates to 1 share.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:	Glossary:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NZD – New Zealand Dollar

SGD – Singapore Dollar

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

BBSW – AUD Bank Bill Reference Rate

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

GO – General Obligation

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,648,686,603)	$3,818,002,850
Affiliated issuers (cost $86,151,239)	86,151,239
Cash	8,992,288
Cash held at broker	7,216,974	(a)
Foreign currencies, at value (cost $846)	838
Dividends and interest receivable	33,383,458
Receivable for investment securities sold	32,480,815
Unrealized appreciation of forward currency exchange contracts	14,382,143
Receivable for capital stock sold	11,126,599
Unrealized appreciation of interest rate swap contracts	598,152
Receivable for variation margin on futures contracts	382,424

Total assets	4,012,717,780

Liabilities
Payable for reverse repurchase agreements	385,444,988
Payable for investment securities purchased	220,205,448
Unrealized depreciation of forward currency exchange contracts	13,199,789
Payable for capital stock redeemed	11,983,911
Dividends payable	2,185,760
Advisory fee payable	1,206,170
Unrealized depreciation of interest rate swap contracts	1,029,924
Distribution fee payable	839,173
Cash collateral received from broker	589,000
Unfunded loan commitments, at value	297,250
Transfer Agent fee payable	99,687
Administrative fee payable	15,129
Accrued expenses and other liabilities	449,965

Total liabilities	637,546,194

Net Assets	$3,375,171,586

Composition of Net Assets
Capital stock, at par	$390,643
Additional paid-in capital	3,194,784,252
Distributions in excess of net investment income	(23,730,603)
Accumulated net realized gain on investment and foreign currency transactions	33,445,711
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	170,281,583

	$3,375,171,586

(a)	Amount represents margin requirements for open futures contracts outstanding at September 30, 2012.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,581,096,078	183,049,861	$8.64	*

B	$38,309,582	4,434,287	$8.64

C	$607,782,966	70,146,772	$8.66

Advisor	$901,342,342	104,434,859	$8.63

R	$38,450,205	4,454,217	$8.63

K	$9,948,618	1,152,598	$8.63

I	$198,241,795	22,970,874	$8.63

*	The maximum offering price per share for Class A shares was $9.02, which reflects a sales charge of 4.25%.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2012

Investment Income
Interest.	$111,629,760
Dividends
Unaffiliated issuers	134,091
Affiliated issuers	46,000
Other fee income	175,800	$111,985,651

Expenses
Advisory fee (see Note B)	15,757,284
Distribution fee—Class A	4,669,094
Distribution fee—Class B	457,003
Distribution fee—Class C	6,100,742
Distribution fee—Class R	149,918
Distribution fee—Class K	14,873
Transfer agency—Class A	1,411,823
Transfer agency—Class B	57,732
Transfer agency—Class C	605,791
Transfer agency—Advisor Class	720,631
Transfer agency—Class R	70,092
Transfer agency—Class K	8,907
Transfer agency—Class I	114,276
Registration fees	226,569
Custodian	214,767
Printing	205,216
Audit	73,564
Administrative	58,165
Directors' fees	56,128
Legal	40,547
Miscellaneous	127,793

Total expenses before interest expense	31,140,915
Interest expense	774,503

Total expenses	31,915,418
Less: expenses waived and reimbursed by the Adviser (see Note B)	(327,321)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(6,487)

Net expenses		31,581,610

Net investment income		80,404,041

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Statement of Operations

STATEMENT OF OPERATIONS continued

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	75,053,725
Swap contracts	790,810
Futures contracts	(20,701,901)
Options written	2,349,040
Foreign currency transactions	28,079,512
Net change in unrealized appreciation/depreciation of:
Investments	111,337,711
Swap contracts	(431,772)
Futures contracts	8,495,072
Unfunded loan commitments	594,733
Foreign currency denominated assets and liabilities	(62,821,784)

Net gain on investment and foreign currency transactions	142,745,146

Contributions from Adviser (see Note B)	248

Net Increase in Net Assets from Operations	$223,149,435

See notes to financial statements.

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$80,404,041	$111,190,600
Net realized gain (loss) on investment and foreign currency transactions	85,571,186	(19,793,403)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	57,173,960	(29,422,853)
Contributions from Adviser (see Note B)	248	– 0	–

Net increase in net assets from operations	223,149,435	61,974,344
Dividends to Shareholders from
Net investment income
Class A	(60,916,058)	(63,100,508)
Class B	(1,509,134)	(2,103,399)
Class C	(19,333,094)	(19,955,529)
Advisor Class	(32,009,021)	(22,279,065)
Class R	(1,013,849)	(649,653)
Class K	(190,925)	(51,375)
Class I	(7,193,201)	(2,171,852)
Capital Stock Transactions
Net increase	145,049,454	186,905,304

Total increase	246,033,607	138,568,267
Net Assets
Beginning of period	3,129,137,979	2,990,569,712

End of period (including distributions in excess of net investment income of $(23,730,603) and $(21,164,755), respectively)	$3,375,171,586	$3,129,137,979

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2012:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,951,380,756		$	– 0	–	$1,951,380,756
Corporates – Investment Grades		2,973,958		769,000,255			– 0	–	771,974,213
Mortgage Pass-Throughs		– 0	–	262,878,031			– 0	–	262,878,031
Governments – Sovereign Agencies		– 0	–	187,092,689			– 0	–	187,092,689
Inflation-Linked Securities		– 0	–	126,852,331			– 0	–	126,852,331
Commercial Mortgage-Backed Securities		– 0	–	88,957,056			10,334,820		99,291,876
Corporates – Non-Investment Grades		– 0	–	83,621,834			– 0	–	83,621,834
Covered Bonds		– 0	–	83,536,765			– 0	–	83,536,765
Governments – Sovereign Bonds		– 0	–	51,459,665			– 0	–	51,459,665
Emerging Markets – Treasuries		– 0	–	34,058,033			– 0	–	34,058,033
Quasi-Sovereigns		– 0	–	30,312,463			– 0	–	30,312,463
Agencies		– 0	–	25,585,037			– 0	–	25,585,037
Bank Loans		– 0	–	– 0	–		25,352,625		25,352,625
Local Governments – Municipal Bonds		– 0	–	22,122,380			– 0	–	22,122,380
Emerging Markets – Corporate Bonds		– 0	–	21,952,767			– 0	–	21,952,767
Collateralized Mortgage Obligations		– 0	–	1,607,607			8,009,155		9,616,762
Emerging Markets – Sovereigns		– 0	–	9,573,600			– 0	–	9,573,600
Preferred Stocks		8,927,750		93,047			– 0	–	9,020,797
Local Governments – Provincial Bonds		– 0	–	5,849,134			– 0	–	5,849,134
Supranationals		– 0	–	2,581,701			2,817,043		5,398,744
Options Purchased – Puts		– 0	–	1,072,348			– 0	–	1,072,348
Short-Term Investments		86,151,239		– 0	–		– 0	–	86,151,239

Total Investments in Securities		98,052,947		3,759,587,499			46,513,643		3,904,154,089

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

Investments in Securities	Level 1		Level 2		Level 3		Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	14,382,143		– 0	–	14,382,143
Futures Contracts	114,941		– 0	–	– 0	–	114,941 †
Interest Rate Swaps	– 0	–	598,152		– 0	–	598,152
Liabilities
Forward Currency Exchange Contracts	– 0	–	(13,199,789)		– 0	–	(13,199,789)
Futures Contracts	(398,261)		– 0	–	– 0	–	(398,261)†
Interest Rate Swaps	– 0	–	(1,029,924)		– 0	–	(1,029,924)
Unfunded Loan Commitment	– 0	–	– 0	–	(297,250)		(297,250)

Total^	$97,769,627		$3,760,338,081		$46,216,393		$3,904,324,101

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

	Commercial Mortgage - Backed Securities		Bank Loans		Collateralized Mortgage Obligations		Supranationals
Balance as of 9/30/11	$5,827,642		$39,974,868		$538,586		$	– 0	–
Accrued discounts/ (premiums)	5,840		429,396		16,403			137,102
Realized gain (loss)	45,639		214,689		62,872			– 0	–
Change in unrealized appreciation/depreciation	360,186		1,833,311		491,273			(68,018)
Purchases	9,807,972		3,232,912		7,537,721			– 0	–
Sales	(5,712,459)		(20,332,551)		(637,700)			– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–		2,747,959
Transfers out of Level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 9/30/12	$10,334,820		$25,352,625		$8,009,155			$2,817,043

Net change in unrealized appreciation/depreciation from investments held as of 9/30/12	$520,993		$1,520,914		$521,466			$(68,018)

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Options Purchased - Puts			Unfunded Loan Commitment		Total
Balance as of 9/30/11		$2,367,490		$(895,397)		$47,813,189
Accrued discounts/ (premiums)		– 0	–	– 0	–	588,741
Realized gain (loss)		(1,209,295)		– 0	–	(886,095)
Change in unrealized appreciation/depreciation		(1,158,195)		594,733		2,053,290
Purchases		– 0	–	3,414		20,582,019
Sales		– 0	–	– 0	–	(26,682,710)
Transfers into Level 3		– 0	–	– 0	–	2,747,959
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/12+	$	– 0	–	$(297,250)		$46,216,393

Net change in unrealized appreciation/depreciation from investments held as of 9/30/12	$	– 0	–	$594,733		$3,090,088	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012. For the year ended September 30, 2012, such waiver/reimbursement amounted to $327,321.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

For the year ended September 30, 2012, the Adviser reimbursed the Fund $248 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2012, the reimbursement for such services amounted to $58,165.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,105,517 for the year ended September 30, 2012.

For the year ended September 30, 2012, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $81,171 from the sale of Class A shares and received $9,187, $7,547 and $40,816 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2012 is as follows:

Market Value September 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2012 (000)	Dividend Income (000)
$ 151,665	$1,355,592	$1,421,106	$86,151	$46

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the period October 1, 2009 through July 31, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. For the period October 1, 2011 through July 31, 2012 such waiver amounted to $6,487. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,520,744, $12,488,357, $178,948 and $38,505 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2012, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,207,377,810	$2,334,743,260
U.S. government securities	1,581,214,050	1,046,501,688

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, swap contracts and futures contracts) are as follows:

Cost	$3,734,979,354

Gross unrealized appreciation	$190,263,321
Gross unrealized depreciation	(21,088,586)

Net unrealized appreciation	$169,174,735

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2012, the Fund held futures contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2012, the Fund held purchased options for hedging purposes.

During the year ended September 30, 2012, the Fund held written options for hedging purposes.

For the year ended September 30, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/11	– 0	–	$	– 0	–
Options written	127,200,000			2,349,040
Options expired	(127,200,000)			(2,349,040)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/12	– 0	–	$	– 0	–

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2012, the Fund held interest rate swap contracts for hedging and non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, the Fund had OTC derivatives in liability positions with net asset contingent features in the amount of $11,702,685. The fair value of assets pledged as collateral by the Fund for such derivatives was $1,159,875 at September 30, 2012. If a trigger event had occurred at September 30, 2012, for those derivatives in a net liability position, an amount of $10,542,810 would be required to be posted by the Fund.

At September 30, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$598,152	Unrealized depreciation of interest rate swap contracts	$1,029,924

			Receivable/Payable for variation margin on futures contracts	283,320	*
	Investments in securities, at value	328,490

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$14,382,143	Unrealized depreciation of forward currency exchange contracts	$13,199,789

	Investments in securities, at value	743,858

Total		$16,052,643		$14,513,033

The effect of derivatives on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$790,810		$(431,772)

	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(20,701,901)		8,495,072

	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	(340,728)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	29,112,803		(64,499,322)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(2,877,466)	$(1,091,150)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,349,040	– 0	–

Total		$8,673,286	$(57,867,900)

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

For the year ended September 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $2,142,667,551 and the average monthly notional amount of futures contracts was $523,116,431. For eleven months of the year, the average monthly cost of purchased options contracts was $1,238,680. For seven months of the year, the average monthly notional amount of interest rate swaps contracts was $369,928,042. For one month of the year, the average monthly cost of purchased interest rate swaptions was $669,218.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2012, the Fund earned drop income of $608,963 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2012, the average amount of reverse repurchase agreements outstanding was $395,187,344 and the daily weighted average interest rate was 0.16%.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Notes to Financial Statements

based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2012, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the loan agreement. The unrealized appreciation on such loan was $379,250.

Borrower	Unfunded Loan Commitment	Funded
General Motors Holding, LLC,
LIBOR + 2.75%, 10/27/15	$8,200,000	$	– 0	–

As of September 30, 2012, the Fund had no bridge loan commitments outstanding; however, the Fund received commitment fees or additional funding fees during the period in the amount of $175,800.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2012	Year End September 30, 2011	Year Ended September 30, 2012	Year End September 30, 2011

Class A
Shares sold	40,915,477	45,870,603	$345,904,123	$386,650,489

Shares issued in reinvestment of dividends	5,080,136	5,151,894	42,733,688	43,364,846

Shares converted from Class B	1,295,657	1,313,304	10,949,412	11,053,876

Shares redeemed	(58,158,836)	(63,514,284)	(490,010,855)	(533,943,437)

Net decrease	(10,867,566)	(11,178,483)	$(90,423,632)	$(92,874,226)

Class B
Shares sold	268,083	345,561	$2,261,557	$2,915,199

Shares issued in reinvestment of dividends	134,211	177,195	1,111,366	1,490,920

Shares converted to Class A	(1,295,386)	(1,313,110)	(10,949,412)	(11,053,876)

Shares redeemed	(1,211,215)	(2,191,298)	(10,179,644)	(18,431,041)

Net decrease	(2,104,307)	(2,981,652)	$(17,756,133)	$(25,078,798)

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2012	Year End September 30, 2011	Year Ended September 30, 2012	Year End September 30, 2011

Class C
Shares sold	8,651,582	10,816,364	$73,344,881	$91,506,768

Shares issued in reinvestment of dividends	1,725,497	1,751,982	14,537,286	14,794,780

Shares redeemed	(13,540,234)	(19,478,261)	(114,792,143)	(164,231,678)

Net decrease	(3,163,155)	(6,909,915)	$(26,909,976)	$(57,930,130)

Advisor Class
Shares sold	55,151,923	50,525,107	$464,352,143	$424,413,435

Shares issued in reinvestment of dividends	2,658,921	1,860,739	22,385,411	15,657,879

Shares redeemed	(31,197,580)	(28,432,318)	(263,601,096)	(238,713,054)

Net increase	26,613,264	23,953,528	$223,136,458	$201,358,260

Class R
Shares sold	2,301,959	1,770,200	$19,474,331	$14,891,156

Shares issued in reinvestment of dividends	118,096	75,774	993,062	637,600

Shares redeemed	(737,664)	(468,966)	(6,247,432)	(3,943,619)

Net increase	1,682,391	1,377,008	$14,219,961	$11,585,137

Class K
Shares sold	1,062,742	73,162	$8,943,334	$615,030

Shares issued in reinvestment of dividends	21,848	6,075	184,716	51,140

Shares redeemed	(94,898)	(64,646)	(802,894)	(543,944)

Net increase	989,692	14,591	$8,325,156	$122,226

Class I
Shares sold	3,597,117	18,116,152	$30,362,827	$153,086,369

Shares issued in reinvestment of dividends	851,977	234,076	7,160,935	1,978,851

Shares redeemed	(361,600)	(634,948)	(3,066,142)	(5,342,385)

Net increase	4,087,494	17,715,280	$34,457,620	$149,722,835

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Notes to Financial Statements

unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	122,165,282	110,311,381

Total distributions paid	122,165,282	110,311,381

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$321,813
Undistributed net capital gain	34,264,536
Accumulated capital and other losses	(21,621,591	)(a)
Unrealized appreciation/(depreciation)	169,217,692	(b)

Total accumulated earnings/(deficit)	$182,182,450	(c)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Notes to Financial Statements

(a)	During the fiscal year, the Fund utilized $21,879,484 of capital loss carryforwards to offset current year net realized gains. As of September 30, 2012, the cumulative deferred loss on straddles was $21,621,591.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency, consent fees, and paydown gain/loss, the tax treatment of contributions from the Adviser, and reclassifications for tax purposes on futures and options resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.38	$ 8.50	$ 7.87	$ 7.39	$ 8.07

Income From Investment Operations
Net investment income(a)	.22	(b)	.32	(b)	.32	.40	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.12)	.63	.60	(.70)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.59	.20	.95	1.00	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.32)	(.32)	(.40)	(.40)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.33)	(.32)	(.32)	(.52)	(.40)

Net asset value, end of period	$ 8.64	$ 8.38	$ 8.50	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(d)	7.19%	2.37%	12.38%	14.65%	(3.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,581,096	$1,624,399	$1,744,323	$1,367,036	$1,425,649
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%	.91%	.98	%(e)	.93%	1.04	%*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90%	.90%	.90	%(e)	.90%	.90%
Expenses, before waivers/reimbursements	.93%	.95%	1.02	%(e)	1.00%	1.15%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.91%	.94%	.95	%(e)	.97%	1.01%
Net investment income	2.55	%(b)	3.80	%(b)	3.98	%(e)	5.65%	5.19%
Portfolio turnover rate	94%	65%	69%	91%	140%

See footnote summary on page 68.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.38	$ 8.51	$ 7.88	$ 7.39	$ 8.07

Income From Investment Operations
Net investment income(a)	.15	(b)	.26	(b)	.27	.35	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.13)	.63	.61	(.70)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52	.13	.90	.96	(.34)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.26)	(.27)	(.35)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.26)	(.26)	(.27)	(.47)	(.34)

Net asset value, end of period	$ 8.64	$ 8.38	$ 8.51	$ 7.88	$ 7.39

Total Return
Total investment return based on net asset value(d)	6.39%	1.55%	11.60%	14.01%	(4.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,310	$54,784	$80,989	$98,925	$137,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64%	1.61%	1.68	%(e)	1.63%	1.75	%*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.62%	1.60%	1.60	%(e)	1.60%	1.60%
Expenses, before waivers/reimbursements	1.67%	1.68%	1.76	%(e)	1.73%	1.88%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.65%	1.67%	1.68	%(e)	1.71%	1.73%
Net investment income	1.82	%(b)	3.11	%(b)	3.34	%(e)	4.95%	4.52%
Portfolio turnover rate	94%	65%	69%	91%	140%

See footnote summary on page 68.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.40	$ 8.53	$ 7.90	$ 7.41	$ 8.09

Income From Investment Operations
Net investment income(a)	.16	(b)	.26	(b)	.27	.35	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.13)	.63	.61	(.70)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.53	.13	.90	.96	(.34)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.26)	(.27)	(.35)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.27)	(.26)	(.27)	(.47)	(.34)

Net asset value, end of period	$ 8.66	$ 8.40	$ 8.53	$ 7.90	$ 7.41

Total Return
Total investment return based on net asset value(d)	6.42%	1.53%	11.55%	13.95%	(4.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$607,783	$616,000	$684,415	$526,963	$492,541
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.63%	1.61%	1.67	%(e)	1.63%	1.75	%*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.61%	1.60%	1.60	%(e)	1.60%	1.60%
Expenses, before waivers/reimbursements	1.64%	1.65%	1.73	%(e)	1.70%	1.86%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.62%	1.64%	1.65	%(e)	1.67%	1.71%
Net investment income	1.83	%(b)	3.09	%(b)	3.26	%(e)	4.92%	4.46%
Portfolio turnover rate	94%	65%	69%	91%	140%

See footnote summary on page 68.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,	November 5, 2007(f) to September 30, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.37	$ 8.50	$ 7.87	$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.24	(b)	.34	(b)	.34	.41	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.13)	.64	.62	(.78)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.61	.21	.98	1.03	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.34)	(.35)	(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.35)	(.34)	(.35)	(.54)	(.39)

Net asset value, end of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(d)	7.51%	2.55%	12.71%	15.10%	(4.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$901,342	$651,336	$457,794	$191,855	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.63%	.61%	.66	%(e)	.64%	.74	%(g)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.60%	.60%	.60	%(e)	.60%	.60	%(g)
Expenses, before waivers/reimbursements	.64%	.65%	.72	%(e)	.69%	.88	%(g)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.61%	.64%	.65	%(e)	.65%	.74	%(g)
Net investment income	2.86	%(b)	4.08	%(b)	4.21	%(e)	5.88%	5.37	%(g)
Portfolio turnover rate	94%	65%	69%	91%	140%

See footnote summary on page 68.

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,	November 5, 2007(f) to September 30, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.37	$ 8.50	$ 7.87	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.19	(b)	.30	(b)	.30	.37	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.13)	.64	.61	(.75)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56	.17	.94	.98	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.30)	(.31)	(.38)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.30)	(.30)	(.31)	(.50)	(.35)

Net asset value, end of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(d)	6.82%	2.05%	12.15%	14.38%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,450	$23,205	$11,857	$2,302	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.11%	1.15	%(e)	1.15%	1.24	%(g)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.20%	1.10%	1.10	%(e)	1.10%	1.10	%(g)
Expenses, before waivers/reimbursements	1.28%	1.29%	1.35	%(e)	1.31%	1.48	%(g)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.25%	1.28%	1.29	%(e)	1.27%	1.34	%(g)
Net investment income	2.26	%(b)	3.60	%(b)	3.66	%(e)	5.35%	4.92	%(g)
Portfolio turnover rate	94%	65%	69%	91%	140%

See footnote summary on page 68.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,	November 5, 2007(f) to September 30, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.37	$ 8.50	$ 7.87	$ 7.38	$8.14

Income From Investment Operations
Net investment income(a)	.23	(h)	.33	(b)	.32	.40	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.14)	.64	.61	(.75)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.60	.19	.96	1.01	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.32)	(.33)	(.40)	(.37)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.34)	(.32)	(.33)	(.52)	(.37)

Net asset value, end of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(d)	7.30%	2.32%	12.46%	14.88%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,949	$1,364	$1,261	$392	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84%	.85%	.90	%(e)	.89%	.99	%(g)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.81%	.84%	.85	%(e)	.85%	.85	%(g)
Expenses, before waivers/reimbursements	.95%	1.00%	1.06	%(e)	.98%	1.09	%(g)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.92%	.99%	1.01	%(e)	.93%	.95	%(g)
Net investment income	2.70%	3.86	%(b)	3.88	%(e)	5.63%	5.06	%(g)
Portfolio turnover rate	94%	65%	69%	91%	140%

See footnote summary on page 68.

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,	November 5, 2007(f) to September 30, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.37	$ 8.50	$ 7.87	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.24	(b)	.34	.34	.36	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	(.12)	.64	.66	(.83)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.62	.22	.98	1.02	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.35)	(.35)	(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.36)	(.35)	(.35)	(.54)	(.39)

Net asset value, end of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(d)	7.56%	2.59%	12.77%	15.00%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,242	$158,050	$9,931	$2,897	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.59%	.63	%(e)	.60%	.74	%(g)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.58%	.58%	.57	%(e)	.54%	.60	%(g)
Expenses, before waivers/reimbursements	.61%	.59%	.63	%(e)	.60%	.77	%(g)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.59%	.58%	.57	%(e)	.54%	.63	%(g)
Net investment income	2.88	%(b)	4.03%	4.17	%(e)	5.88%	5.45	%(g)
Portfolio turnover rate	94%	65%	69%	91%	140%

See footnote summary on page 68.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount represents less than $0.005.

(d)Total	investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distribution.

(g)	Annualized.

(h)	Net of expenses waived by the Distributor.

*	Revised to include interest expense.

See notes to financial statements.

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Bond Fund, Inc. at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2012

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2012.

For foreign shareholders, 49.37% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, + + 80 (1992)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates since prior to 2007)

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an "interested person" of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Scott A. DiMaggio, 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Michael L. Mon, 43	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

Douglas J. Peebles, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Matthew S. Sheridan, 37	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2007.

Stephen M. Woetzel, 41	Controller	Vice President of ABIS,** with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Global Bond Fund (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2011.

Category	Advisory Fee[5]	September 30, 2011 Net Assets ($MM)
High	50 bp on 1st $2.5 billion	$3,129.9
Income	45 bp on next $2.5 billion
	40 bp on the balance

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $85,510 (0.006% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’ total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund’ fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees are based on the Fund’s average daily adjusted total assets (i.e. the average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed).

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

notice. In addition, set forth below are the gross expense ratios of the Fund, annualized for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (3/31/11)[7]	Fiscal Year End
Global Bond Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60%	0.61% 0.91% 1.65% 1.62% 1.29% 0.98% 0.58%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	In August 2011, the Adviser notified the Board of Directors that it did not intend on renewing the Fund’s Expense Limitation Undertaking at the conclusion of the Fund’s current fiscal year. The Expense Limitation Undertaking for the Fund will expire on February 1, 2012.

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2011 net assets.10

Fund	Net Assets 9/30/11 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$3,129.9	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25m	0.252%	0.490%

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
Global Bond Fund, Inc.	Global Bond
	Class A	1.10%
	Class I (Institutional)	1.05%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Funds are as follows:

Fund	ITM Mutual Fund	Fee
Global Bond Fund, Inc.	Global Income Fund	0.75%
	Global Bond Fund 1	0.54%
	Global Bond Fund 2, 3	0.45%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Fund. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on September 30, 2011 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc.	Client # 1	0.30% of average daily net assets	0.300%	0.490%
	Client #2	0.15% of average daily net assets	0.150%	0.490%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to

11	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank
Global Bond Fund, Inc.	0.490	0.549	1/10

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	85

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund, Inc.	0.899	0.993	2/10	1.065	3/24

Based on this analysis, the Fund has more favorable ranking on a management fee basis than on a total expense basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

16	Most recently completed fiscal year Class A share total expense ratio.

86	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $227,199, $11,753,208 and $151,018 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,095,554 in net fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	87

and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2011.23

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.84	9.03	8.74	8/10	21/29
3 year	7.94	6.99	6.39	2/7	6/23
5 year	8.06	7.09	6.74	2/7	6/20
10 year	7.93	7.50	7.12	3/6	6/14

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Fund are for the Fund’ Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

88	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmarks.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2011
	Annualized Performance					Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Global Bond Fund	5.72	7.90	8.04	7.93	8.59	7.57	0.77	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	2.39	5.71	5.29	4.96	N/A	2.84	0.98	10
Barclays Capital Global Treasury Index (USD hedged)[27]	1.20	4.67	4.84	4.60	6.37	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

27	Benchmark inception is the nearest month end after the Fund’s actual inception date.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	89

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

90	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	91

NOTES

92	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0151-0912

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2011	$55,000	$253	$17,891
	2012	$55,000	$500	$18,795

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2011	$806,892	$ $ $	18,144 (253 (17,891	) )
	2012	$637,935	$ $ $	19,295 (500 (18,795	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	November 21, 2012